INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income Tax Benefit (Expense)—The following table presents the sources of (loss) income before taxes and income tax benefit (expense), by tax jurisdiction for 2016, 2015 and 2014:

	Years Ended December 31,
	2016	2015	2014
Sources of (Loss) Income Before Taxes
U.S.	$(148,861)	$(1,159,645)	$217,210
Non-U.S.	375,925	395,989	487,762
Total	$227,064	$(763,656)	$704,972
Sources of Income Tax (Expense) Benefit
Current income taxes
U.S. Federal (1)	$2,502	$(1,497)	$(34,445)
U.S. State	(13,976)	(74)	(338)
Non-U.S.	(67,617)	(64,954)	(108,775)
Total current income taxes	$(79,091)	$(66,525)	$(143,558)
Deferred income taxes
U.S. Federal	$123,431	$259,065	$(40,742)
U.S. State	6,052	(7,156)	10,890
Non-U.S.	10,989	(30,381)	(27,643)
Total deferred income taxes	$140,472	$221,528	$(57,495)
Total income tax benefit (expense)	$61,381	$155,003	$(201,053)

(1)	Tax expense of $5,395 and $4,477, and tax benefit of $11,249 associated with share-based compensation were recorded in APIC in 2016, 2015 and 2014, respectively.
The following is a reconciliation of income taxes at The Netherlands’ (our country of domicile) statutory rate to income tax benefit (expense) for 2016, 2015 and 2014:

	Years Ended December 31,
	2016	2015	2014
Income tax (expense) benefit at statutory rate (25.0% for 2016, 2015 and 2014)	$(56,766)	$190,914	$(176,243)
U.S. State income taxes	(5,151)	(4,700)	(7,115)
Non-deductible meals and entertainment	(8,123)	(8,416)	(6,505)
Non-U.S. valuation allowance established	(10,119)	(2,588)	(12,551)
Non-U.S. valuation allowance utilized	18,782	5,210	12,845
Statutory tax rate differential	14,623	118,592	(23,110)
Branch and withholding taxes (net of tax benefit)	—	659	(162)
Unremitted earnings of subsidiaries	64,376	(10,369)	—
Noncontrolling interests	20,165	19,427	22,094
Non-deductible goodwill impairment	—	(158,585)	—
Non taxable interest income	18,856	—	—
Other, net	4,738	4,859	(10,306)
Income tax benefit (expense)	$61,381	$155,003	$(201,053)

Effective tax rate	(27.0)%	20.3%	28.5%

 Deferred Taxes—The principal temporary differences included in deferred income taxes reported on the December 31, 2016 and 2015 Balance Sheets were as follows:

	December 31,
	2016	2015
Deferred Tax Assets
U.S. Federal operating losses and credits	$595,630	$626,232
U.S. State operating losses and credits	203,165	195,996
Non-U.S. operating losses	50,410	56,612
Contract revenue and cost	55,748	63,876
Employee compensation and benefit plan reserves	80,733	75,754
Insurance and legal reserves	16,209	25,215
Disallowed interest	117,558	124,876
Other	64,810	9,520
Total deferred tax assets	$1,184,263	$1,178,081
Valuation allowance	(160,568)	(167,053)
Net deferred tax assets	$1,023,695	$1,011,028
Deferred Tax Liabilities
Investment in foreign subsidiaries	$(14,644)	$(79,021)
Depreciation and amortization	(291,722)	(308,619)
Net deferred tax liabilities	$(306,366)	$(387,640)

Net total deferred tax assets	$717,329	$623,388

At December 31, 2016, we did not provide deferred income taxes on temporary differences of approximately $397,000 resulting primarily from earnings of our U.S. subsidiaries and certain foreign subsidiaries which are indefinitely reinvested. The reversal of these temporary differences could result in additional tax; however, it is not practicable to estimate the amount of any unrecognized deferred income tax liabilities at this time. Deferred income taxes are provided as necessary with respect to earnings that are not indefinitely reinvested.
On a periodic and ongoing basis we evaluate our DTAs and assess the appropriateness of our valuation allowances (“VA”). In assessing the need for a VA, we consider both positive and negative evidence related to the likelihood of realization of the DTAs. If, based on the weight of available evidence, our assessment indicates that it is more likely than not that a DTA will not be realized, we record a VA. Our assessments include, among other things, the value and quality of our backlog, evaluations of existing and anticipated market conditions, analysis of recent and historical operating results and projections of future results, strategic plans and alternatives for associated operations, as well as asset expiration dates, where applicable. If the factors upon which we based our assessment of realizability of our DTAs differ materially from our expectations, including future operating results being lower than our current estimates, our future assessments could be impacted and result in an increase in VA and increase in tax expense.
Income tax expense for 2016 benefited by approximately $8,700 from the release of VA for our Non-U.S. net operating losses (“NOL(s)”) and by approximately $67,000 from the reversal of a deferred tax liability associated with historical earnings of a non-U.S. subsidiary for which the earnings are no longer anticipated to be subject to tax. Income tax expense for 2015 was impacted by approximately $62,600, primarily due to the establishment of VA against U.S.-State NOLs generated in 2015 as a result of the impact of the sale of our Nuclear Operations (approximately $58,000). Income tax expense for 2015 also reflects the non-deductibility of the goodwill impairment for the period.
At December 31, 2016, we had total Non-U.S. NOLs of $221,500, including $117,500 in the U.K. and $104,000 in other jurisdictions. We believe it is more likely than not that all of the U.K. NOLs will be utilized. We believe it is more likely than not that $58,500 of Non-U.S. NOLs, in jurisdictions other than the U.K., will not be utilized and have placed a VA against these NOLs. Accordingly, at December 31, 2016, our net DTA associated with Non-U.S. NOLs was $31,600. Excluding NOLs having an indefinite carryforward, principally in the U.K., the Non-U.S. NOLs will expire from 2017 to 2036.
At December 31, 2016, we had U.S.-Federal NOLs of $1,567,400. Of the U.S.-Federal NOLs, $413,100 were generated prior to 2014 and will expire in 2033. The remaining $1,154,300 of U.S.-Federal NOLs were generated in 2015 as a result of the sale of our Nuclear Operations and will expire in 2035. We believe it is more likely than not that all of the U.S.-Federal NOLs will be utilized. Accordingly, at December 31, 2016, our DTA associated with U.S.-Federal NOLs was $548,600.
At December 31, 2016, we had U.S.-State NOL DTAs of $193,100. We believe it is more likely than not that $136,900 of the U.S.-State NOL DTAs will not be utilized and have placed a VA against these NOL DTAs. Accordingly, at December 31, 2016, our net DTA associated with U.S.-State NOLs was $56,200. The U.S.-State NOLs will expire from 2017 to 2036.
At December 31, 2016, we had foreign tax credits and other tax credits of $27,400 and $29,900, respectively. We believe it is more likely than not that the credits will be realized within the carryforward periods. These credits are subject to various expiration dates beginning in 2022.
Unrecognized Income Tax Benefits—At December 31, 2016 and 2015, our unrecognized income tax benefits totaled $14,162 and $9,140, respectively, and we do not anticipate significant changes in this balance in the next twelve months. The following is a reconciliation of our unrecognized income tax benefits for the years ended December 31, 2016 and 2015:

	Years Ended December 31,
	2016	2015
Unrecognized income tax benefits at the beginning of the year	$9,140	$13,458
Increase as a result of:
Tax positions taken during the current period	6,038	1,313
Decreases as a result of:
Lapse of applicable statute of limitations	—	(2,927)
Settlements with taxing authorities	(1,016)	(2,704)
Unrecognized income tax benefits at the end of the year (1)	$14,162	$9,140

(1)
If these income tax benefits were ultimately recognized, approximately $11,000 and $6,000 of the December 31, 2016 and 2015 balances, respectively, would benefit tax expense as we are contractually indemnified for the remaining balances.

We have operations, and are subject to taxation, in various jurisdictions, including significant operations in the U.S., The Netherlands, Canada, the U.K., Australia, South America and the Middle East. Tax years remaining subject to examination by worldwide tax jurisdictions vary by country and legal entity, but are generally open for tax years ending after 2006. To the extent penalties and associated interest are assessed on any underpayment of income tax, such amounts are accrued and classified as a component of income tax expense and interest expense, respectively. For 2016, 2015 and 2014, interest and penalties were not significant.